UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2007
PDG ENVIRONMENTAL, INC.
(Exact name of registrant as specified in this charter)

Delaware (State or other jurisdiction of incorporation)	001-13667 (Commission File Number)	22-2677298 (IRS Employer Identification No.)
1386 Beulah Road, Building 801, Pittsburgh, PA 15235
(Address of Principal Executive Offices and Zip Code)
Registrant’s Telephone Number, including area code: (412) 243-3200
Not applicable
(Former Name or Former Address, if Changes Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.
     On April 30, 2007, the Company issued a press release announcing that the Company was not able to file its annual report on Form 10-K as of and for the year ended January 31, 2007 by April 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01      Financial Statements and Exhibits.
     (c) Exhibits.
          The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
99.1	Press release, dated April 30, 2007, announcing the Company’s delay in filing its annual report on Form 10-K for the year ended January 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 1, 2007

PDG ENVIRONMENTAL, INC.
By:	/s/ John C. Regan
John C. Regan
Chairman and Chief Executive Officer